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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 23, 2002
                      ------------------------------------
                        (Date of earliest event reported)


                               SENSAR CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                        0-17020                 87-0429944
-------------------------------     ---------------------    -------------------
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                One Jenner Street
                            Irvine, California 92618
                                 (949) 743-2000
                      ------------------------------------
          (Address of principal executive offices and telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     This Current Report on Form 8-K is filed for the purpose of disclosing the press release that was released on April 23, 2002 and announces the consummation of the merger transaction by which VitalStream, Inc. has become a wholly-owned subsidiary of Sensar. The press release is attached hereto as Exhibit 99.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SENSAR CORPORATION



                                        /s/ Philip N. Kaplan
                                        ----------------------------------------
                                        Philip N. Kaplan
                                        Chief Operating Officer


Date: April 23, 2002